NYSE MKT Equities Exchange Symbol - UEC

Uranium Energy Corp Receives Final Authorization for the Company's Goliad ISR Project in South Texas, Project is Now Fully Permitted for Production

  Construction at site now accelerating.

  Goliad production along with Palangana's output to be processed at the Hobson processing plant.

  Goliad production to greatly increase throughput of U3O8 at the Hobson plant.

Corpus Christi, TX - December 5, 2012 - Uranium Energy Corp. (NYSE MKT: UEC, the "Company") is pleased to announce that the final authorization has been granted for production at its Goliad ISR Project in South Texas. As announced in previous press releases, the Company received all of the required authorizations from the Texas Commission on Environmental Quality ("TCEQ"), including an Aquifer Exemption ("AE"), and has been awaiting AE concurrence from EPA Region 6.  In accordance with regulatory procedure, the EPA reviews AE applications after a Primacy State, such as Texas, has issued a mine permit and AE.  EPA Region 6 has now completed its review and has issued its concurrence.

Amir Adnani, President and CEO, stated, "We are very pleased to have received this final authorization for initiating production at Goliad. Our geological and engineering teams have worked diligently toward achieving this major milestone and are to be truly commended. We are grateful to the EPA for its thorough reviews and for issuing this final concurrence. The Company's near-term plan is to complete construction at the first production area at Goliad and to greatly increase the throughput of uranium at our centralized Hobson processing plant."

The facility at Hobson is the foundation of the Company's regional hub-and-spoke operating strategy in the South Texas Uranium Belt, and processes uranium-loaded resins from satellite projects into the final product known as yellowcake or U3O8.

About Uranium Energy Corp

Uranium Energy Corp is a U.S.-based uranium production, development and exploration company operating North America's newest emerging uranium mine. The Company's fully licensed and permitted Hobson processing facility is central to all of its projects in South Texas, including the Palangana in-situ recovery mine, which has recently expanded its initial production, and the Goliad in-situ recovery project, which is now fully permitted and in construction. The Company's operations are managed by professionals with a recognized profile for excellence in their industry, a profile based on many decades of hands-on experience in the key facets of uranium exploration, development and mining.

Contact North America: Investor Relations, Uranium Energy Corp:
Toll Free: (866) 748-1030
Fax: (361) 888-5041
E-mail: info@uraniumenergy.com

Stock Exchange Information:
NYSE MKT: UEC
Frankfurt Stock Exchange Symbol: U6Z
WKN: AØJDRR
ISN: US916896103

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes "forward-looking statements" as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans, "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and should be viewed as "forward-looking statements". Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of exploration activities, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.  Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company's ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company's filings with the Securities and Exchange Commission. For forward-looking statements in this news release, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise.  This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.